UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2024
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 3, 2024, Peloton Interactive, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting was held in a virtual meeting format. The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company's proxy statement for the Annual Meeting as filed with the U.S. Securities and Exchange Commission on October 22, 2024 and as supplemented thereafter (the "Proxy Statement"). There were 299,499,092 shares of the Company's Class A Common Stock and 15,602,701 shares of the Company's Class B Common Stock represented online or by proxy at the Annual Meeting, which constituted a quorum for the transaction of business. Each share of Class A Common stock represented one vote and each share of Class B Common Stock represented 20 votes.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.Elect one Class II director of Peloton Interactive, Inc., to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director's successor is duly elected and qualified.
2.Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025.
3.Approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

The final results for each of these proposals are as follows:

Proposal 1: Election of Director.

Nominee	For	Withhold	Broker Non-Vote
Jay Hoag	459,025,486	65,061,318	87,466,308

The Company's stockholders elected the nominee as a director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director's successor is duly elected and qualified.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain
609,426,178	1,183,689	943,245

The Company's stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025. There were no broker non-votes on this proposal.

Proposal 3: Non-Binding Advisory Vote on the Compensation of the Company's Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
430,534,150	92,670,566	882,088	87,466,308

The Company's stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: December 9, 2024	By:	/s/ Tammy Albarran
Tammy Albarran
Chief Legal Officer